Accounts receivable	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Accounts receivable
Accounts receivable
The following is a table summarizing our accounts receivable as of December 31, 2018 and 2017:

	At December 31,
In thousands of U.S. dollars	2018	2017
Scorpio MR Pool Limited	$33,288	$27,720
Scorpio LR2 Pool Limited	24,563	7,026
Scorpio Handymax Tanker Pool Limited	4,559	6,037
Scorpio LR1 Pool Limited	3,705	3,002
Scorpio Aframax Pool Limited	63	1,095
Scorpio Commercial Management S.A.M.	2,511	—
Receivables from the related parties	68,689	44,880

Insurance receivables	204	870
Freight and time charter receivables	22	2,399
Receivables from Navig8 Group Pools	17	14,625
Other receivables	786	2,684
	$69,718	$65,458

Scorpio MR Pool Limited, Scorpio LR2 Pool Limited, Scorpio Handymax Tanker Pool Limited, Scorpio LR1 Pool Limited and Scorpio Aframax Pool Limited are related parties, as described in Note 17. Amounts due from the Scorpio Pools relate to income receivables and receivables for working capital contributions which are expected to be collected within one year. The amounts receivable from the Scorpio Pools as of December 31, 2018 and 2017 include $22.9 million and $25.7 million, respectively, of working capital contributions made on behalf of our vessels to the Scorpio Pools.
Receivables from SCM primarily represent amounts due from the agreement to reimburse a portion of the commissions that SCM charges the Company’s vessels (as described in Note 17) to effectively reduce such commissions to 0.85% of gross revenue per charter fixture. This agreement is effective from September 1, 2018 and ending on June 1, 2019 and the amount due at December 31, 2018 represents the reimbursement earned from September 1, 2018 through December 31, 2018.
Receivables from Navig8 Group Pools represent amounts due from the Navig8 LR8 and Alpha8 pools for certain vessels that were acquired from NPTI which operated in such pools during the year ended December 31, 2017. These vessels joined the Scorpio Pools in the fourth quarter of 2017 or first quarter of 2018.
Freight and time charter receivables represent amounts collectible from customers for our vessels operating on time charter or in the spot market.
Insurance receivables primarily represent amounts collectible on our insurance policies in relation to vessel repairs.
We consider that the carrying amount of accounts receivable approximates their fair value due to the short maturity thereof. Accounts receivable are non-interest bearing. At December 31, 2018 and December 31, 2017, no material receivable balances were either past due or impaired.